UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2021
AG Mortgage Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange	(NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange	(NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange	(NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange	(NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2021, AG Mortgage Investment Trust, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders voted on the following matters which were set forth in the notice for the meeting:

1.	Election of six directors to the Company's board of directors, with each director serving until the Company's 2022 annual meeting of stockholders and until his or her successor is duly elected and qualified;
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021;
3.	Approval, on an advisory basis, of the Company's executive compensation; and
4.	Approval of the AG Mortgage Investment Trust, Inc. 2021 Manager Equity Incentive Plan (the "2021 Manager Plan").
Each of the six nominees was elected, the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm was ratified, the executive compensation was approved on an advisory basis, and the 2021 Manager Plan was approved. The vote tabulation for each proposal is as follows:

1.	Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
T.J. Durkin	10,159,099	433,748	15,186,255
Debra Hess	10,318,967	273,880	15,186,255
Dianne Hurley	10,320,134	272,713	15,186,255
Joseph LaManna	10,184,328	408,519	15,186,255
Peter Linneman	10,174,236	418,611	15,186,255
David Roberts	10,319,943	272,904	15,186,255

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,101,025	516,227	161,850	—

3.	Approval, on an advisory basis, of the Company's executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,850,099	579,449	163,299	15,186,255

4.	Approval of the AG Mortgage Investment Trust, Inc. 2021 Manager Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,757,784	684,499	150,564	15,186,255

Item 8.01 Other Events.

Manager Equity Incentive Plan

On May 26, 2021, the Company's stockholders approved the 2021 Manager Plan as described above and, as a result, the 2021 Manager Plan became effective on April 7, 2021. A description of the material terms of the 2021 Manager Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on

April 16, 2021. The description of the 2021 Manager Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the 2021 Manager Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ATM Prospectus Supplement

On May 26, 2021, the Company filed a new prospectus supplement with the SEC with respect to the Company’s existing at-the-market equity offering program pursuant to which the Company may issue and sell shares of the Company’s common stock, par value $0.01 per share. The new prospectus supplement was filed as a result of the Company’s filing with the SEC on May 7, 2021 a new shelf registration statement on Form S-3 (File No. 333-255931), which was declared effective by the SEC on May 26, 2021 and replaced the Company’s previously filed shelf registration statement on Form S-3. In connection with the filing of the new prospectus supplement, the Company is filing as Exhibit 5.1 hereto the opinion of its Maryland counsel, Venable LLP, with respect to the validity of the Company's common stock that may be offered and sold pursuant to the new prospectus supplement and the accompanying base prospectus.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Venable LLP as to the validity of the securities being registered by AG Mortgage Investment Trust, Inc.
10.1	AG Mortgage Investment Trust, Inc. 2021 Manager Equity Incentive Plan
23.1	Consent of Venable LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2021	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ JENNY B. NESLIN
Name: Jenny B. Neslin
Title: General Counsel and Secretary